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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   Form 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 1998


                               Argo Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                             0-19829             36-3620612
(State or other Jurisdiction of    (Commission File No.)   (I.R.S. Employer
      incorporation)                                       Identification No.)


      7600 West 63rd Street, Summit, Illinois                        60501
      ---------------------------------------                        -----
      (Address of Principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (708) 496-6010




                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 4.           Changes in Control of Registrant's Certifying Accountant.

         (a)      Previous independent accountants.

         (i) On or about December 3, 1998, Argo Bancorp, Inc. (the "Registrant") dismissed KPMG Peat Marwick LLP ("KPMG") as the Registrant's independent accountants and engaged Crowe Chizek & Co. LLP as its independent accountants.

         (ii) KPMG's reports on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision to change independent accountants was approved by the Registrant's Board of Directors and its Audit Committee.

         (iv) During the Registrant's fiscal years ending December 31, 1996 and December 31, 1997 and the subsequent interim period preceding the dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with their report.

         (v) During the periods listed in item (iv) above, there have been no "reportable events" (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

         (vi) The Registrant has provided KPMG with a copy of this disclosure and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. A letter from KPMG regarding its concurrence with the statements made by the Registrant in this current report on Form 8-K/A is attached as Exhibit (16) hereto and incorporated herein by reference.

         (b)      New independent accountants.

         (i) On or about the date of dismissal of KPMG, the Registrant engaged Crowe Chizek & Co. LLP as independent accountants for the fiscal year ending December 31, 1998.

         (ii) Prior to the appointment of Crowe Chizek & Co. LLP, the Registrant did not engage or consult with Crowe Chizek & Co. LLP regarding any of the matters described in Item 304(a)(2) of Regulation S-K.


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Item 7.           Final Statements, Pro Forma Final Information and Exhibits.

                  (c) Exhibits

                           Exhibit 16.  Letter regarding change in independent
accountant.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  December 9, 1998                             Argo Bancorp, Inc.



                                               By:  /s/ Frances M. Pitts
                                                    --------------------
                                                    Frances M. Pitts
                                                    Executive Vice President and
                                                    Corporate Counsel


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                                  Exhibit Index

     Exhibit No.              Description                Sequential Page No.
     -----------              -----------                -------------------
        (16)            Letter regarding change in               5
                          independent accountant